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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1997

                                CHEMTRAK, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      0-19479                 77-0295388
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                             929 E. ARQUES AVENUE
                           SUNNYVALE, CA 94086-4520
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         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICER)


              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (408) 773-8156


                                NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.   Other Events.
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     On December 31, 1997 the Registrant entered into an Equipment Financing
Agreement (the "Agreement") with Pentech Financial Services, Inc. ("Pentech") pursuant to which Pentech has committed up to $1,000,000 to the Registrant under an Equipment Financing Commitment (the "Commitment") secured by all of the Registrant's fixed assets. The terms of the Agreement provide that the Registrant will make payments of 3.767% on any advances thereunder payable in 30 monthly installments, with an additional final payment equal to 12% of the advance due and payable upon the expiration of any such 30-month payment period. The commitment represented by the Agreement will expire on January 31, 1998, but may be extended by Pentech for a period of 90 days upon a review of the Registrant's financial condition at the expiration date.

     Also on December 31, 1997 the Registrant requested an advance of $500,000 (the "First Advance Amount") under the Commitment to be used for general corporate purposes and the nationwide roll-out of the Registrant's recently introduced Parent's Alert(R) Home Drug Test Service. In accordance with the terms of the Agreement, the First Advance Amount will be due and payable in 30 monthly installments of $18,835 each, commencing on February 1, 1998, with a final payment of $60,000 due and payable upon the expiration of the aforementioned 30-month payment period.

        The terms of the Commitment provide that an additional $250,000 (the "Second Advance Amount") will be made available to the Registrant under the Commitment upon the successful closing of a private placement of the Registrant's equity securities in the minimum amount of $1.5 million by January 15, 1998. Pentech has agreed, however, to make available to the Registrant the Second Advance Amount if the Registrant closes a private placement of its equity securities in the minimum amount of $1.3 million by January 30, 1998. In addition, the final $250,000 (the "Third Advance Amount") will be made available to the Registrant under the Commitment upon the successful closing of a second private placement of the Registrant's equity securities in the minimum amount of $1.8 million by April 30, 1998.

Item 7.   Financial Statements and Exhibits.
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     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          10.1 Equipment Financing Agreement, dated as of December 31, 1997, between Pentech Financial Services, Inc. and ChemTrak, Inc.

          10.2 Equipment Financing Commitment, dated as of December 31, 1997, from Pentech Financial Services, Inc. to ChemTrak, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CHEMTRAK, INC.


Dated:  January 14, 1998           By:  /s/ Donald V. Fluken
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                                        Donald V. Fluken
                                        Vice President, Secretary and
                                        Chief Financial Officer

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